                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                DECEMBER 9, 2003


                             COLLEGIATE PACIFIC INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                           0-17293               22-2795073
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


13950 SENLAC DRIVE, SUITE 100, DALLAS, TEXAS                         75234
  (Address of principal executive offices)                         (Zip Code)


                                 (972) 243-8100
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9.  REGULATION FD.

         On December 9, 2003, Collegiate Pacific issued a press release announcing that its board had approved and declared a quarterly cash dividend of $0.025 per share on the company's common stock for the second quarter of fiscal 2004, which ends on December 31, 2003. This quarterly cash dividend is payable on January 22, 2004, to all stockholders of record on the close of business on December 31, 2003. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 9.

         The information under Item 9 of this Current Report on Form 8-K, including exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Further, the information furnished pursuant to Item 9 of this Current Report on Form 8-K, including exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of Collegiate Pacific Inc. under the Securities Act of 1933.

                                       1
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 9, 2003            COLLEGIATE PACIFIC INC.


                                  By: /s/ William R. Estill
                                      ------------------------------------------
                                      William R. Estill, Chief Financial Officer

                                       2
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                                  EXHIBIT INDEX


Exhibit
Number                                  Exhibit
-------    -----------------------------------------------------------------
99.1*      Press Release of Collegiate Pacific Inc., dated December 9, 2003.


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*        Furnished and not filed.